SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                     ________________________________________

                                     FORM 8-K

                                  CURRENT REPORT
                     ________________________________________

            Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934


            Date of Report (Date of earliest event reported): July 15, 1994


                            SHAWMUT NATIONAL CORPORATION
                (Exact Name of Registrant as Specified in Charter)


                    Delaware            1-10102           06-1212629
                    (State or other     (Commission File  (IRS Employer
                    jurisdiction of     Number)           Identification No.)
                    Incorporation)



                    777 Main Street, Hartford, Connecticut      06115
                    One Federal Street, Boston, Massachusetts   02211
                    (Address of principal executive offices)  (Zip Code)


            Registrant's telephone number, including area code: (203) 986-2000
                                                                (617) 292-2000


                                  Not Applicable
             (Former Name or Former Address, if Changed Since Last Report)

                                Page 1 of 5 pages
                         Exhibit Index located on Page 4

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            ITEM 5.   OTHER EVENTS.

                      On July 18, 1994, Shawmut National Corporation issued a press release announcing that the Resolution Trust Corporation had accepted its bid, through its newly formed subsidiary Shawmut Bank, FSB, to purchase The Guardian Bank, FSB, of Boca Raton, Florida, for $3.8 million. The transaction was effective at the close of business July 15, 1994. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


            ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                      The following exhibits are filed with this Current Report on Form 8-K:


            EXHIBIT
            NUMBER                   DESCRIPTION

            99 Press Release of Shawmut National Corporation, dated July 18, 1994.

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                                    SIGNATURES

                 Pursuant to the requirements of the Securities exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SHAWMUT NATIONAL CORPORATION

                                          By:  (Joel B. Alvord)
                                               -------------------
                                                Joel B. Alvord
                                                Chairman and Chief
            Executive Officer

            Dated:  July 21, 1994

                                  EXHIBIT INDEX


            EXHIBIT                                                      PAGE
            NUMBER                      DESCRIPTION                     NUMBER

            99       Press Release of the Company, dated July 18, 1994    5

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